SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 15, 2000

                                   ----------


                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission file number 024996


             Delaware                                   133645702
 (State or other jurisdiction of              (I.R.S. Employer Identification
  incorporation or organization)                          Number)

                   805 Third Avenue, New York, New York 10022
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 271-7640
              (Registrant's telephone number, including area code)


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                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Item 5.  Other Events.......................................................3

Item 7. Exhibit.............................................................3

Signature...................................................................4

Exhibit 99.1................................................................5

Item 5. OTHER EVENTS

         On February 15, 2000, the Company sent the anti-dilution notice attached to this Form as Exhibit 99.1 to all holders of the Company's Class A and Class B Warrants.


Item 7. EXHIBIT

         99.1 Anti-dilution notice sent to holders of Class A and Class B Warrants dated February 14, 2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2000

                                      INTERNET COMMERCE CORPORATION


                                      /s/ Walter M. Psztur
                                      -------------------------------------
                                      Walter M. Psztur
                                      Chief Financial Officer
                                      (Principal Financial and Accounting
                                      Officer)